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                                                                   EXHIBIT 10.24



                     CONTRIBUTION AND ASSUMPTION AGREEMENT

        This Contribution and Assumption Agreement (this "Agreement") is entered into by and among HWCC-Louisiana, Inc. ("HCL"), a Louisiana corporation, HCS I, Inc., a Louisiana corporation ("HCS I"), HCS II, Inc., a Louisiana corporation ("HCS II") and Shreveport Paddlewheels, L.L.C., a limited liability company organized under the laws of the State of Louisiana ("Paddlewheels"), as of this 21st day of July, 1999.

        WHEREAS, HCL has determined that it is in its best interest to contribute its JV Interest, as such term is defined in the Second Amended and Restated Joint Venture Agreement of Hollywood Casino Shreveport entered into as of July 9, 1999, by and between HCL and Paddlewheels (the "JV Agreement"), in Hollywood Casino Shreveport (the "Venture") to HCS I and HCS II in accordance with Section 3.1 of the JV Agreement and subject to the terms and conditions contained in this Agreement; and

        WHEREAS, Paddlewheels desires to consent to the contribution of HCL's JV Interest in the Venture and to the admission of HCS I and HCS II as partners of the Venture, subject to the terms and conditions contained in this Agreement.

        NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

        1. Contribution of Interest. HCL hereby contributes its JV Interests in
           ------------------------
the Venture ninety-nine percent (99%) to HCS I and one percent (1%) to HCS II. HCS I and HCS II accept this interest subject to all of the obligations of HCL to Paddlewheels and hereby grant to Paddlewheels all rights and privileges of Paddlewheels against HCL.

        2. Assumption of HCL Obligations to Paddlewheels. In connection with the
           ---------------------------------------------
contribution by HCL of ninety-nine percent (99%) of its JV Interests to HCS I and one percent (1%) of its JV Interests to HCS II, HCS I and HCS II agree to, and do hereby, assume the obligations of HCL under (i) Amended and Restated Assignment of Joint Venture Interest entered into as of September 22, 1998, among Sodak Louisiana, L.L.C. ("Sodak") and HCL (as assignees) and New Orleans Paddlewheels, Inc. ("NOP") and Paddlewheels (as assignors); (ii) the Loan and Settlement Agreement entered into as of January 16, 1998 among NOP, Paddlewheels, HCL, Sodak and Hilton New Orleans Corporation; and (iii) the Side Agreement entered into as of January 16, 1998 among Queen of New Orleans at the Hilton Joint Venture, HCL and Sodak.

        3. JV Agreement Consent. In connection with the contribution by HCL of
           --------------------
its JV Interest to HCS I and HCS II as aforesaid, and pursuant to the terms of
Section 7.5 of the JV Agreement, each of HCS I and HCS II hereby consent to be bound by the terms and conditions contained in Sections 6.1 and 10.2 of the JV Agreement.
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           4.   Paddlewheels Consent and Release. In accordance with the
                --------------------------------
provisions contained in this Agreement, Paddlewheels hereby acknowledges and consents to HCL's contribution of its JV Interest to HCS I and HCS II. Paddlewheels further consents to the assumption by HCS I and HCS II of the obligations that HCL had with respect to Paddlewheels as described in the agreements listed in Section 2 of this Agreement. Paddlewheels further consents to the admission of HCS I and HCS II as partners of the Venture succeeding to HCL's JV Interest. Paddlewheels further agrees that following the execution of this Agreement that HCL will be released from any further liability with respect to its obligations described in the agreements listed in Section 2 of this Agreement.

           5.   Consideration. Each of HCS I and HCS II does hereby issue to HCL
                -------------
1,000 shares of its common stock, $1.00 par value per share, in consideration of payment of $1.00 per share and the other actions of HCL described hereunder.

           6.   Governing Law. This Agreement shall be governed by and continued
                -------------
in accordance with the laws of the State of Louisiana.

           7.   Counterparts. This Agreement may be executed by the parties in
                ------------
counterparts.



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        IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.



                                        HWCC-LOUISIANA, INC.


                                        By:    /s/ PAUL C. YATES
                                            -------------------------------
                                        Name:  Paul C. Yates
                                        Title: Executive Vice President and
                                               Chief Financial Officer



                                        HCS I, INC.


                                        By:    /s/ PAUL C. YATES
                                            -------------------------------
                                        Name:  Paul C. Yates
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        HCS II, INC.


                                        By:    /s/ PAUL C. YATES
                                            -------------------------------
                                        Name:  Paul C. Yates
                                        Title: Executive Vice President and
                                               Chief Financial Officer


                                        SHREVEPORT PADDLEWHEELS, L.L.C.


                                        By:   Signature Illegible
                                            -------------------------------
                                        Name:
                                        Title: